EXHIBIT H

                          ATTRIBUTES OF PREFERRED STOCK

Series C

Authorized                 1,000,000 shares
Par Value                       $.01
Stated Value                    $4.00
Votes 5 votes for each share
Convertible into 5,000,000 shares of common stock upon May 1, 1996 Not callable

Sreies D
Authorized                 1,000,000 shares
Par Value                       $.01
Stated Value                    $4.00
Callable immediately
 Convertible into 5,000,000 dhares of common stock upon May 1, 1996 if not called.